EFFECTIVE AUGUST 23RD, 2004

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005

                               XYNERGY CORPORATION
        (Exact name of small business issuer as specified in its charter)


           Nevada                      0-24798                   93-1123005

(State or other jurisdiction       (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)

                          18851 NE 29th Ave., Suite 700
                               Aventura, FL 33180
                    (Address of principal executive offices)

                                 (305) 749-2525
                        (Registrant's telephone number)

           269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Current Report: Form 8-K/A

Item 4.01 a) On May 25, 2005, the Company ("Xynergy) received a letter from DeLeon & Company, PA ("De Leon") dated May 23, 2005, resigning as principal accountant to conduct the Company's audit for the year ended December 31, 2004. (Please see letter attached as Exhibit 10.45.) As such, DeLeon did not issue a report on Xynergy's financials for the year ended December 31, 2004. During DeLeon's engagement as independent auditor, from the period of November 22, 2004 through May 25, 2005, no reports were issued by De Leon.

          A copy of this Form 8-K/A.1 and a letter has been sent to DeLeon & Company requesting that it furnish Xynergy with a letter addressed to the Securities and Exchange Commission, stating whether it agrees or disagrees with the statements issued in Xynergy's Form8-K/A.1 filing of August 22, 2005. When the Company receives the aforementioned letter from De Leon, Xynergy will file an amended Form 8-K/A.2, including the letter as an exhibit.

          From November 22, 2004 through the date of this report, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1) (iv) and the instructions to Item 304 of Regulation S-B, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-B") with De Leon on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of De Leon, would have caused De Leon to make reference to the matter in its reports. From November 22, 2004 through the date of this report, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1)
          (v) of Regulation S-B.

          At this date, Xynergy has not issued its Form 10-KSB for the year ended 2004. Xynergy expects to issue and file its report within the next sixty (60) days.

          (b) On July 22, 2005 Xynergy engaged STARK, WINTER, SCHENKEIN & CO. LLP as its independent auditors for the fiscal year ended December 31, 2004. The decision to engage STARK, WINTER, SCHENKEIN & CO. LLP as independent auditors was approved by Xynergy's Board of Directors. At no time preceding July 22, 2005, has Xynergy (or anyone on behalf of Xynergy) consulted with STARK, WINTER, SCHENKEIN & CO. LLP on matters regarding the (i) application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Xynergy's financial statements, or
          (ii) any matter that was the subject of a Disagreement with DeLeon & Company or a Reportable Event.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) Exhibits

    10.45   Letter from De Leon & Company


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     XYNERGY CORPORATION
                                                     (Registrant)

Dated: August 22, 2005                               By: /s/ Raquel Zepeda
                                                         -----------------------
                                                         Raquel Zepeda,
                                                         Chief Executive Officer